
                                                    DATE OF
               SUBSIDIARY NAME                   INCORPORATION                             BUSINESS PURPOSE
===================================================================================================================================
SUBSIDIARIES OF BANKATLANTIC BANCORP,  INC.
===================================================================================================================================
BankAtlantic, A Federal Savings Bank             February 1952      A federal savings bank that provides traditional retail
                                                                    banking services.
ATM Services, Inc.                                 May 1991         Inactive .
BBC Capital Trust 1                               March 1997        A statutory business trust.
National Viatical Funding Corporation              June 1997        Inactive .
BankAtlantic Bancorp Partners, Inc.                May 1998         Inactive .
TSC Holding, Inc.                                November 1995      Invests in tax certificates.
Ryan Beck & Co., Inc.                            January 1965       Investment Bankers
===================================================================================================================================
SUBSIDIARIES OF RYAN BECK & CO. INC.
===================================================================================================================================
Ryan Beck Financial Corp.                         March 1983        Investment
Ryan Beck Insurance Services                       July 1988        Insurance Services
Ryan Beck Asset Sales, Inc.                      November 1988      Inactive
Cumberland Advisors, Inc.                          July 1993        Stock Brokers
===================================================================================================================================
SUBSIDIARIES OF BANKATLANTIC, F.S.B.
===================================================================================================================================
BANC Servicing  Center, Inc.                    September 1995      Provides mortgage servicing and quality control services.
BankAtlantic Development Corporation             December 1982      Invests in various real estate joint ventures that acquire, develop, sell and lease real property.
BankAtlantic Factors, Inc.                       January 1997       Factors receivables.
BankAtlantic Holdings, Inc.                        May 1991         Operates ATM equipment and manages  R.E.I.T.
BankAtlantic Leasing Inc.,  A Florida  Corp.      August 1989       Funded automobile leases.
BankAtlantic Mortgage Corporation                December 1993      Mortgage Banking Operations
Fidelity Service Corporation                     October 1970       Custodial vehicle for mortgage documents and agreements in connection with sales to FNMA.
Gateway Center, Inc.                             January 1994       Holds title of operations center.
Hammock Homes, Incorporated                      October 1990       Takes title, manages, and disposes of BankAtlantic's
                                                                    foreclosures.
Heartwood 1, Incorporated                        February 1991      Takes title, manages, and disposes of BankAtlantic's
                                                                    foreclosures.
Heartwood 2, Incorporated                        February 1991      Takes title, manages, and disposes of BankAtlantic's
                                                                    foreclosures.
Heartwood 3, Incorporated                        February 1991      Takes title, manages, and disposes of BankAtlantic's
                                                                    foreclosures.
Heartwood 4, Incorporated                        February 1991      Takes title, manages, and disposes of BankAtlantic's
                                                                    foreclosures.
Heartwood 7, Incorporated                          May 1991         Takes title, manages, and disposes of BankAtlantic's
                                                                    foreclosures.
Heartwood 11, Incorporated                         May 1991         Takes title, manages, and disposes of BankAtlantic's
                                                                    foreclosures.
BankAtlantic Mortgage Inc.                         May 1991         Takes title, manages, and disposes of BankAtlantic's
                                                                    foreclosures.
Heartwood 13, Incorporated                         May 1991         Takes title, manages, and disposes of BankAtlantic's
                                                                    foreclosures.
Heartwood 14, Incorporated                         May 1991         Takes title, manages, and disposes of BankAtlantic's
                                                                    foreclosures.
Heartwood 15, Incorporated                       January 1990       Takes title, manages, and disposes of BankAtlantic's
                                                                    foreclosures
Heartwood 16, Incorporated                         June 1992        Takes title, manages, and disposes of BankAtlantic's
                                                                    foreclosures.
Heartwood 18, Incorporated                         June 1992        Takes title, manages, and disposes of BankAtlantic's
                                                                    foreclosures.
Heartwood 19, Incorporated                         June 1992        Takes title, manages, and disposes of BankAtlantic's
                                                                    foreclosures.
Heartwood 20, Incorporated                         June 1992        Takes title, manages, and disposes of BankAtlantic's tax lien acquisitions.
Heartwood 21, Incorporated                       February 1991      Takes title, manages, and disposes of BankAtlantic's
                                                                    foreclosures.
Heartwood 87, Incorporated                        March 1987        Takes title, manages, and disposes of BankAtlantic's
                                                                    foreclosures.

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


                                                   DATE OF
               SUBSIDIARY NAME                   INCORPORATION                             BUSINESS PURPOSE
===================================================================================================================================
SUBSIDIARIES OF BANKATLANTIC, F.S.B.  -          (CONTINUED)
===================================================================================================================================
Heartwood 88, Incorporated                         May 1988         Takes title, manages, and disposes of BankAtlantic's tax lien acquisitions.
Heartwood 90, Incorporated                       November 1990      Takes title, manages, and disposes of BankAtlantic's
                                                                    foreclosures.
Heartwood 91, Incorporated                       January 1991       Takes title, manages, and disposes of BankAtlantic's
                                                                    foreclosures.
Heartwood 91-2, Incorporated                       July 1987        Takes title, manages, and disposes of BankAtlantic's
                                                                    foreclosures.
Heartwood Holdings,  Inc.                          July 1988        Real estate investment trust.
Leasing Technology, Inc. (LTI)                     July 1980        Lease financing of vehicles and equipment
Professional Valuation Services, Inc.            October 1987       Originally formed for the purpose of preparing appraisals of properties on a fee basis and currently receives commissions from a broker-dealer on security sales at BankAtlantic
                                                                    branches.
BNA Management and Acquisition
  Services, Inc.                                 February 1991      Inactive.
Heartwood 91-1, Incorporated                     February 1986      Takes title, manages, and disposes of BankAtlantic's
                                                                    foreclosures.
Heartwood 91-3, Incorporated                     December 1985      Takes title, manages, and disposes of BankAtlantic's
                                                                    foreclosures.
Heartwood 91-4, Incorporated                     January 1986       Takes title, manages, and disposes of BankAtlantic's
                                                                    foreclosures.
===================================================================================================================================
SUBSIDIARIES OF (LTI) LEASING TECHNOLOGY INC.
===================================================================================================================================
LTI Aviation Finance Corp.                         April 1997       Financing of aviation equipment
LTI Vehicle Finance Corp.                        December 1997      Financing of motor vehicles
LTI Vehicle Leasing Corp.                           May 1987        Leasing of motor vehicles
===================================================================================================================================
SUBSIDIARIES OF BANKATLANIC DEVELOPMENT CORPORATION
===================================================================================================================================
BankAtlantic Venture Partners 1, Inc.            December 1985      Invests in real estate joint ventures.
BankAtlantic Venture Partners 2, Inc.            December 1986      Invests in real estate joint ventures.
BankAtlantic Venture Partners 3, Inc.            December 1987      Invests in real estate joint ventures.
BankAtlantic Venture Partners 4, Inc.            December 1987      Invests in real estate joint ventures.
BankAtlantic Venture Partners 5, Inc.            December 1987      Invests in real estate joint ventures.
St. Lucie Farms, Inc.                             March 1998        Holds real estate.
St. Lucie Farmers, Inc.                          October 1998       Holds real estate.
Miami River Partners, Inc.                         May 1998         Invests in real estate joint ventures.
BankAtlantic Venture Partners 7, Inc.              May 1998         Invests in real estate joint ventures.
BankAtlantic Venture Partners 8, Inc.              May 1998         Invests in real estate joint ventures.
BankAtlantic Venture Partners 9, Inc.              May 1998         Invests in real estate joint ventures.
BankAtlantic Venture Partners 10, Inc.             May 1998         Invests in real estate joint ventures.
St. Lucie West Holding Corp.                       May 1996         To hold equity and debt securities in subsidiaries.
===================================================================================================================================
SUBSIDIARIES OF ST. LUCIE WEST HOLDING CORP.
===================================================================================================================================
St. Lucie West Development Corp.                    May 1996        Holds real estate.
St. Lucie West Realty, Inc.                           1986          Sale of real estate
St. Lucie West Utilities, Inc.                     April 1986       Manages utilities.
Lake Charles Development Corp                       May 1996        Develops real estate.


All subsidiaries are incorporated in the State of Florida except for BankAtlantic Holdings, Inc. which is a Nevada Corporation , BBC Capital Trust I, which is a Delaware Corporation, Ryan Beck & Co. Inc., Ryan Beck Financial Corp., Ryan Beck Insurance Services, Ryan Beck Asset Sales, Inc., and Cumberland Advisors Inc., which are New Jersey Corporations, and BankAtlantic, A Federal Savings Bank which is incorporated in the United States of America.